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                                                             EXHIBIT 23.(IV)




The Board of Directors
Terra Natural Resources Corporation



We consent to the use of our reports included herein in the Registration Statement on Form 10.



                                                  Jackson & Rhodes P.C.



Dallas, Texas
November 24, 1998